                                                        EXHIBIT 10.6.4


                              AMENDMENT TO LEASE
                              ------------------

    THIS AMENDMENT is made this 31st day of January, 1985, by and between C.S.& Y. ASSOCIATES, a general partnership (hereinafter referred to as "Lessor"), and ELDORADO HOTEL ASSOCIATES, a limited partnership (hereinafter referred to as "Lessee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

    WHEREAS, Lessor and Lessee entered into a Lease dated July 21, 1972, for that certain parcel of real property located in Reno, Washoe County, Nevada, more particularly described in Exhibit "A" attached hereto and incorporated herein by reference (hereinafter referred to as the "Demised Premises"); and

    WHEREAS, said Lease has been amended by written agreements dated March 20, 1973, and January 1, 1978; and

    WHEREAS, the January 1, 1978, Amendment to the Lease enabled the Eldorado Hotel and Casino to expand to the adjoining "Shell Property" owned by Lessee with the combined properties now constituting the existing Eldorado Hotel and Casino (hereinafter "Existing Eldorado"); and

    WHEREAS, the Lessee owns certain additional real property adjacent to and located generally south and west of the Demised Premises (hereinafter referred to as the "Expansion Property"); and

    WHEREAS, Lessee intends to construct a hotel and casino facility on the Expansion Property and to connect those improvements to the Existing Eldorado; and

    WHEREAS, Lessee has obtained the necessary government approvals for the construction of the improvements




MCDONALD, CARANO, WILSON, BERGIN,
     FRANKOVICH & HICKS
      ATTORNEYS AT LAW
 RENO, NEVADA 89505-2670
on the Expansion Property;  and

      WHEREAS, as part of the approved project on the Expansion Property, Lessee has obtained the abandonment of certain alleys adjoining the Demised Premises and anticipates the future abandonment of an additional alley abutting the Demised Premises; the description of these alleys (hereinafter referred to as "Alley Properties") is attached hereto as Exhibit "B" and incorporated herein by reference; and

      WHEREAS, the parties hereto desire to transfer all right, title, and interest in and to the Alley Properties to the Lessee; and

      WHEREAS, in consideration thereof, the parties desire to amend the existing Lease Agreement, as amended, between the parties.

      NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions set forth herein, the parties agree as follows:

      1. Lessor agrees to, and hereby does, transfer and convey all right, title, and interest in and to the Alley Properties described in Exhibit "B" attached hereto and incorporated herein by reference, to Lessee. Lessor agrees to execute any other documents, including a quitclaim deed, that may be necessary to carry out the intent and purpose of this paragraph. Lessee agrees to pay all costs and compensation that may be required to the City of Reno to obtain abandonment of the Alley Properties and further agrees to pay all costs to relocate the utilities located within the Alley Properties and agrees to hold C. S. & Y. harmless from any and all liability or cost associated therewith.

                                      -2-
MCDONALD, CARANO, WILSON, BERGIN,
       FRANKOVICH & HICKS
        ATTORNEYS AT LAW
    RENO, NEVADA 09505-2670

      2.   Paragraph 3(a), (b), and (c) of the original Lease, together with

Paragraph 1 of the Amendment to Lease dated January 1, 1978, are hereby deleted in their entirety and are amended and substituted as follows:

      RENTAL DUPING TERM OF LEASE:
      ___________________________

      (a) Commencing January 1, 1985, and for the balance of the term of the Lease, the rental for the Demised Premises shall be either the amount provided for in subparagraph (i), or subparagraph (ii) set forth below, whichever is greater.

           (i) There shall be a guaranteed minimum annual rent in the sum of Four Hundred Thousand Dollars ($400,000) (hereinafter referred to as "Basic Rental"). This Basic Rental shall not be subject to any adjustment based on the Consumer Price Index or otherwise during the remaining term of this Lease.

           (ii) A sum equal to three percent (3%) of the gross gaming revenues for the first Six Million Five Hundred Thousand Dollars
           ($6,500,000) of such gross gaming revenues, one percent (1%) of the gross gaming revenues in excess of Six Million Five Hundred Thousand Dollars ($6,500,000) up to Thirty-Five Million Dollars ($35,000,000), and one-fourth of one percent (.25%) of gross gaming revenues in excess of Thirty-Five Million Dollars ($35,000,000) up to Seventy-Five Million Dollars ($75,000,000), and one-tenth of one percent (.1%) of all gross gaming revenues in excess of Seventy-Five Million Dollars ($75,000,000). In addition thereto, for a period of five (5) years commencing January 1, 1985, Lessee shall pay an additional one-fourth of one percent (.25%) of all gross gaming revenues in excess of Thirty-Five Million Dollars ($35,000,000) up to Forty Million Dollars ($40,000,000). Gross gaming revenue for the purposes of this Agreement shall include all gaming revenues received by Lessee from all gaming operations on the city block on which the Demised Premises is located including future expansions thereon that may be undertaken by Lessee, and the gross gaming revenue for the purposes of this Agreement shall be computed as follows:

                The total of all amounts received from gaming operations, as winnings, less the total of all amounts paid out, from gaming operations, as losses. In computing winnings, no revenue shall be recognized on noncash


MCDONALD, CARANO, WILSON, BERGIN,
       FRANKOVICH & HICKS                   -3-
        ATTORNEYS AT LAW
     Reno, Nevada 89505-2670
      promotional items, or uncollected credit play. In computing losses, no deductions shall be allowed for noncash promotional payout or for the provision of anticipated payouts on progressive slot machines. Additionally, a deduction will be allowed for uncollected returned checks which were cashed for gaming purposes.

  (b) The rental payments due under paragraph (a) above shall be paid as follows:

      (i) The Basic Rental payable under subparagraph (a) (i) above shall be payable in monthly installments in the amount of Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($33,333.33).

      (ii) To the extent that the amount payable under subparagraph (a) (ii) above is greater than the amount payable under subparagraph (a) (i) for any calendar year, the difference shall be payable within ninety
      (90) days after each calendar year.

  (c) Lessee shall make available for inspection by Lessor's duly authorized agent a copy of all gaming tax reports filed with the State of Nevada for the purposes of determining gross gaming revenues and copies of the result of any audits of the gaming revenue by representatives of the State of Nevada. In addition, the independent auditors of the Lessee shall provide the Lessor written confirmation after the completion of their examination of Lessee's financial statements for each year, that their opinion on the financial statements was unqualified, or if their opinion was qualified in any respect related to the gross gaming revenue, the independent auditors shall provide the reasons for such qualification to the Lessor. The Lessor may, at any time and at its own expense, obtain its own independent audit of the gross gaming revenue, provided that it does not interfere with the conduct of normal business operations by the Lessee or the audits which are in progress by the State of Nevada or the Lessee's independent auditors.

  3. Lessor shall have no right, title, and interest to any of the Expansion Property or the Alley Properties or any improvements located thereon.

  4. Lessee shall have the right to encumber the Existing Eldorado with a first mortgage or first deed of trust for financing for purposes other than substantial improvements, alterations or construction on the Demised


MCDONALD, CARANO, WILSON, BERGIN,
      FRANKOVICH & HICKS
       ATTORNEYS AT LAW
    RENO, NEVADA 89505-2670

      Premises and the Lease of the Demised Premises shall be subordinate to said mortgage or deed of trust; provided, however, that such financing shall be limited in amount to eighty percent (80%) of the fair market value of the Existing Eldorado, shall be at a prevailing rate of interest, shall not extend beyond the term of the Lease and shall be with a National or State Banking Institution authorized to do business in the State of Nevada. If the parties are unable to agree on the fair market value of the Existing Eldorado, an M.A.I. Appraiser shall be mutually selected by the parties who shall appraise the Existing Eldorado. The Appraiser's determination of fair market value shall be the value for the purposes of this provision. Lessee may enter into a binding agreement for such financing and the subordination of this Lease shall be effective automatically without further act of Lessor and Lessor hereby consents thereto. Lessor agrees to execute and deliver any such first mortgage or first deed of trust or any other documents or instruments that may be required by a lender to effectuate the subordination of this Lease. After
      July 1, 2007, the automatic subordination as set forth herein shall terminate and thereafter any subordination of this Lease will require the written approval of the Lessor; which approval will not be unreasonably withheld.

           5. All other terms and conditions of the Lease Agreement dated July 21, 1972, together with amendments thereto, except as otherwise provided herein or inconsistent with the terms and conditions set forth herein, shall remain in full force and effect.

           IN WITNESS WHEREOF, Lessor and Lessee have caused this
      Amendment to Lease to be executed and have affixed their

MCDONALD, CARANO, WILSON, BERGIN
       FRANKOVICH & HICKS              -5-
        ATTORNEYS AT LAW
     RENO, NEVADA 89505-2670
signatures the day and year first written above.


LESSOR:                                  LESSEE:

C. S. & Y. ASSOCIATES                    ELDORADO HOTEL ASSOCIATES

                                         By RECREATIONAL ENTERPRISES, INC.

/s/ George L. Siri, Jr.
- -------------------------------------    By /s/ Donald L. Carano
George L. Siri, Jr.                         ------------------------------------
                                            Donald L. Carano

/s/ Susan B. Siri
- -------------------------------------    By HOTEL-CASINO MANAGEMENT, INC.
Susan B. Siri


/s/ George Yori                          By /s/ Raymond J. Poncia, Jr.
- -------------------------------------       ------------------------------------
George Yori                                 Raymond J. Poncia, Jr.

                                         By HOTEL-CASINO REALTY
/s/ Genevieve Yori                         INVESTMENTS, INC.
- -------------------------------------
Genevieve Yori

                                         By /s/ Raymond J. Poncia, Jr.
/s/ William Carano                          ------------------------------------
- -------------------------------------       Raymond J. Poncia, Jr.
William Carano

                                         /s/ Donald L. Carano
/s/ Lena M. Carano                       ---------------------------------------
- -------------------------------------    Donald L. Carano, Trustee
Lena M. Carano                           for the Carano Family Trust


/s/ Donald L. Carano
- -------------------------------------
Donald L. Carano


/s/ Donald L. Carano
- -------------------------------------
Donald L. Carano, Trustee
for the Sonja Carano Trust


/s/ Mildred Carano Lewis
- -------------------------------------
Mildred Carano Lewis


MCDONALD, CARANO, WILSON, BERGIN,
      FRANKOVICH & HICKS
       ATTORNEYS AT LAW
   RENO, NEVADA 89505-2670

STATE OF NEVADA     )
                    :  ss
COUNTY OF WASHOE    )

         On this 30 day of January, 1985, personally appeared before me, GEORGE
L. SIRI, JR. and SUSAN B. SIRI, husband and wife, general partners of C. S. & Y. ASSOCIATES, a general partnership, known to me to be the persons whose names are subscribed to the above instrument and acknowledged to me that they executed the same.

                                 /s/  Robert B. MacKay
                                -------------------------
                                NOTARY PUBLIC
                                  ----------------------------------------------

                                                ROBERT B. MACKAY
                                   (SEAL
                                   APPEARS  Notary Public - State of Nevada
                                   HERE)
                                          Appointment Recorded in Washoe County

                                       MY APPOINTMENT EXPIRES SEPT. 15, 1985

                                  ----------------------------------------------


STATE OF NEVADA     )
                    :  ss
COUNTY OF WASHOE    )

         On this 30 day of January, 1985, personally appeared before me, GEORGE YORI and GENEVIEVE YORI, husband and wife, general partners of C. S. & Y. ASSOCIATES, a general partnership, known to me to be the persons whose names are subscribed to the above instrument and acknowledged to me that they executed the same.

                                 /s/ Robert B. MacKay
                                -----------------------------
                                NOTARY PUBLIC
                                  ----------------------------------------------

                                                ROBERT B. MACKAY
                                   (SEAL
                                   APPEARS  Notary Public - State of Nevada
                                   HERE)
                                         Appointment Recorded in Washoe County

                                       MY APPOINTMENT EXPIRES SEPT. 15, 1985

                                  ----------------------------------------------

MCDONALD, CARANO, WILSON, BERGIN
     FRANKOVICH & HICKS
      ATTORNEYS AT LAW                -7-
  RENO, NEVADA 89505-2670

STATE OF NEVADA     )
                    :  ss
COUNTY OF WASHOE    )

         On this 31st day of January, 1985, personally appeared before me, WILLIAM CARANO and LENA CARANO, husband and wife, general partners of C. S. & Y. ASSOCIATES, a general partnership, known to me to be the persons whose names are subscribed to the above instrument and acknowledged to me that they executed the same.

                                 /s/  Robert B. MacKay
                                -------------------------
                                NOTARY PUBLIC

                                    (SEAL APPEARS HERE)


STATE OF NEVADA     )
                    :  ss
COUNTY OF WASHOE    )

         On this 30th day of January, 1985, personally appeared before me, DONALD L. CARANO, a married man, general partner of C. S. & Y. ASSOCIATES, a general partnership, known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he executed the same.

                                 /s/ Robert B. MacKay
                                -----------------------------
                                NOTARY PUBLIC

                                    (SEAL APPEARS HERE)

MCDONALD, CARANO, WILSON, BERGIN,
     FRANKOVICH & HICKS
      ATTORNEYS AT LAW                -8-
  RENO, NEVADA 89505-2670

STATE OF NEVADA       )
                      :  ss
COUNTY OF WASHOE      )

     On this 30th day of January, 1985, personally appeared before me, DONALD L. CARANO, Trustee for the Sonja Carano Trust, general partner of C. S. & Y. ASSOCIATES, a general partnership, known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he executed the same.

                                          /s/Robert B. MacKay
                                          ----------------------------------
                                          NOTARY PUBLIC
                                          [SEAL OF NOTARY PUBLIC APPEARS HERE]



STATE OF NEVADA       )
                      :  ss
COUNTY OF WASHOE      )

     On this 31st day of January, 1985, personally appeared before me, MILDRED CARANO LEWIS, a married woman, general partner of C. S. & Y. ASSOCIATES, a general partnership, known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he executed the same.

                                          /s/Robert B. MacKay
                                          ----------------------------------
                                          NOTARY PUBLIC
                                          [SEAL OF NOTARY PUBLIC APPEARS HERE]

MCDONALD, CARANO, WILSON, BERGIN,
        FRANKOVICH & HICKS
        ATTORNEYS AT LAW
    RENO, NEVADA 89505-2670

STATE OF NEVADA      )
                     :  ss.
COUNTY OF WASHOE     )

     On this 30 day of January, 1985, personally appeared before me, DONALD L. CARANO, President of RECREATIONAL ENTERPRISES, INC., a Nevada corporation, general partner of ELDORADO HOTEL ASSOCIATES, a limited partnership, known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he executed the same.

                                       /s/Robert B. MacKay
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       [SEAL OF NOTARY PUBLIC APPEARS HERE]



STATE OF NEVADA      )
                     :  ss.
COUNTY OF WASHOE     )

     On this 30 day of January, 1985, personally appeared before me, RAYMOND J. PONCIA, JR., President of HOTEL-CASINO MANAGEMENT, INC., a Nevada corporation, general partner of ELDORADO HOTEL ASSOCIATES, a limited partnership, known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he executed the same.

                                       /s/Robert B. MacKay
                                       -----------------------------------
                                       NOTARY PUBLIC
                                       [SEAL OF NOTARY PUBLIC APPEARS HERE]



MCDONALD, CARANO, WILSON, BERGIN,
       FRANKOVICH & HICKS
        ATTORNEYS AT LAW
     RENO, NEVADA 89505-2670

STATE OF NEVADA     )
                    :  ss.
COUNTY OF WASHOE    )

      On this 30th day of January, 1985, personally appeared before me, RAYMOND J.PONCIA, JR., President of HOTEL-CASINO REALTY INVESTMENTS, INC., a Nevada corporation, general partner of ELDORADO HOTEL ASSOCIATES, a limited partnership, known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he executed the same.


                                              /s/ Robert B. MacKay
                                              ----------------------------------
                                              NOTARY PUBLIC

                                              (Seal-Notary Public appears here)




STATE OF NEVADA      )
                     :  ss.
COUNTY OF WASHOE     )

      On this 30th day of January, 1985, personally appeared before me, DONALD
L. CARANO, Trustee for The Carano Family Trust, general partner of ELDORADO HOTEL ASSOCIATES, a limited partnership, known to me to be the person whose name is subscribed to the above instrument and acknowledged to me that he executed the same.

                                             /s/ Robert B. MacKay
                                             -----------------------------------
                                             NOTARY PUBLIC


                                             (Seal-Notary Public appears here)



MCDONALD, CARANO, WILSON, BERGIN,
      FRANKOVICH & HICKS
       ATTORNEYS AT LAW              -11-
    RENO, NEVADA 89505-2670

                                  Exhibit 11

                                  DESCRIPTION
                                  -----------

SITUATE IN THE CITY OF RENO, COUNTY OF WASHOE, STATE OF NEVADA, AS FOLLOWS:


                                   PARCEL 1

              LOT 5 in BLOCK G of ORIGINAL TOWN NOW CITY OF RENO,
              ACCORDING TO THE MAP THEREOF, FILED IN THE OFFICE
              OF THE COUNTY RECORDER OF WASHOE COUNTY, STATE OF
              NEVADA, ON JUNE 27, 1871.

                                   PARCEL 2

              LOT 6 IN BLOCK G OF ORIGINAL TOWN NOW CITY OF RENO,
              ACCORDING TO THE MAP THEREOF, FILED IN THE OFFICE
              OF THE COUNTY RECORDER OF WASHOE COUNTY, STATE OF
              NEVADA, ON JUNE 27, 1871.


                                   PARCEL 3

              LOT 7 in BLOCK G of ORIGINAL TOWN NOW CITY OF RENO,
              ACCORDING TO THE MAP THEREOF, FILED IN THE OFFICE
              OF THE COUNTY RECORDER OF WASHOE COUNTY, STATE OF
              NEVADA, ON JUNE 27, 1871.

                                   PARCEL  4

              LOT 8 IN BLOCK G OF ORIGINAL TOWN NOW CITY OF RENO,
              ACCORDING TO THE MAP THEREOF, FILED IN THE OFFICE
              OF THE COUNTY RECORDER OF WASHOE COUNTY, STATE OF
              NEVADA, ON JUNE 27, 1871.

            [LOGO OF TRANSWESTERN ENGINEERING CORP. APPEARS HERE]





                               LEGAL DESCRIPTION

                     PORTION ALLEY BLOCK G, RENO TOWNSITE




     That certain parcel of land situate in the Northeast quarter Section 11,
T. 19.N., R. 19E., M.B.D. & M., City of Reno, Washoe County, Nevada more particularly described as follows:


     BEGINNING at the southeast corner of Lot 8, Block G of Reno Townsite as shown on Tract Map #94, said point being the TRUE POINT OF BEGINNING;

     THENCE southerly along the easterly line of said Block G S 13(DEGREES) 50' 00" E 10.00';

     THENCE S 76(DEGREES) 12' 06" W 150.42';

     THENCE N 13(DEGREES) 41' 52" W 130.03';

     THENCE N 76(DEGREES) 12' 06" E 10.00';

     THENCE S 13(DEGREES) 41' 52" E 120.03';

     THENCE N 76(DEGREES) 12' 06" E 140.40' to the TRUE POINT OF BEGINNING;



     The basis of bearing is the west line of Virginia Street taken as N 13(DEGREES) 50' 00" E as shown on Survey Map #1207 filed on July 25, 1978 in the Office of the County Recorder, Washoe County, Nevada.




                                                             [REGISTERED LAND
                                                             SURVEYORS' SEAL
                                                             APPEARS HERE]


                                   EXHIBIT B


539 Riverside Drive
Reno, Nevada 89513
 (702) 329-0202


 P.O. Box 50357
Reno, Nevada 89513

            [Street map for Eldorado Hotel & Casino appears here.]